Exhibit 99.1

LIGHTSTONE VALUE PLUS REIT V Investor Presentation September 28, 2017 1

Forward - Looking Statements 2 This presentation contains forward - looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward - looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward - looking statements. We intend that such forward - looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements. Forward - looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward - looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward - looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward - Looking Statements 3 Factors that could cause actual results to differ materially from any forward - looking statements made in the presentation includ e but are not limited to: • market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economi c conditions in the markets in which our investments are located; • the availability of cash flow from operating activities for distributions, if any; • conflicts of interest arising out of our relationships with our advisor and its affiliates; • our ability to retain our executive officers and other key individuals who provide advisory and property management services to u s; • the successful transition of advisory services to our new advisor; • our level of debt and the terms and limitations imposed on us by our debt agreements; • the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the con dit ions and requirements of that debt; • our ability to make accretive investments in a diversified portfolio of assets; • future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performan ce of developers, contractors and consultants, and growth in rental rates and operating costs; • our ability to secure leases at favorable rental rates; • our ability to sell our assets at a price and on a timeline consistent with our investment objectives; • impairment charges; • unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and • factors that could affect our ability to qualify as a real estate investment trust. The forward - looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 16, 2017 .

Dial - in and Replay Information To listen to today’s call: Dial: 800 - 704 - 9804 Passcode: 9536213# Webinar Link: https :// www.anywhereconference.com WEB LOGIN: 415403565 Participant PIN Code: 9536213 For a replay of today’s call: Dial : 800 - 298 - 0807 Passcode : 9536213# 4

AGENDA Executive Summary • Lightstone Transition • Operational Performance • Courtyard Kauai at Coconut Beach Sale • Amendment of Share Redemption Program • Investment Theme 5

Lightstone Transition 6

Lightstone Platform 7

National Portfolio 8

Investment Strategy* 9 * There will be no assurances that we will successfully execute our investment strategy.

Corporate History 10

REIT Platform* 11 • Lightstone a major sponsor of public, non - traded REITs. Total AUM of $1.67 billion as o 06/30/2017. • To date, Lightstone has raised more than $600 million of investor capital from four programs and delivered strong NAV and MFFO performance . – Lightstone Value Plus Real Estate Investment Trust, Inc. (“REIT I”). Closed to new investors. AUM of $543 million. Opportunistic investment strategy. Currently pays a 7% distribution**. One of the best performing non - traded REITs with NAV of $11.89/Share (as of 9/30/16 ). – Lightstone Value Plus Real Estate Investment Trust II, Inc. (“REIT II”). Closed to new investors. AUM of $290 million. Hospitality focus (limited services hotels ). Currently pays a 7% distribution**. NAV of $10 (as of 12/31/16 ). – Lightstone Value Plus Real Estate Investment Trust III, Inc. (“REIT III”). Close to new investors. AUM of $211 million. Hospitality focus (limited services hotels ). Currently pays a 6% distribution**. NAV of $10 (as of 12/31/16). – Lightstone Real Estate Income Trust Inc. (“LREIT”). Close to new investors. AUM of $87 million. Investing in mortgage loans, mezzanine loans and preferred equity in real estate projects. Currently pays 8 % distribution **. NAV of $10 (as of 12/31/16). * Past performance is not indicative of future results. ** There is no assurance distributions will continue to be declared at this rate or at all.

REIT Platform - Continued 12 • Advisory Management – Lightstone was appointed Advisor of Behringer Harvard Opportunity REIT I & II to provide asset management, acquisition and advisory, debt financing, developments, and accounting services. AUM of $572 million. • Regulation Compliance – Six separate public companies registered with the U.S. Securities & Exchange Commission (SEC). – Subject to SEC rules and regulations . – Quarterly reviews and annual audits performed by independent public accountants . – Annual internal controls SOX compliance testing conducted by Accume Partners . – REIT - compliant pursuant to IRS rules and regulations.

Lightstone Executive Management Team 13 David Lichtenstein Founder, Chairman and CEO David Lichtenstein is Chairman and CEO of Lightstone, which he founded in 1988. Mr. Lichtenstein personifies Lightstone’s commitment to the highest standards of quality, integrity, and value. In addition to chairing the board of directors, he is responsible for directing all aspects of the acquisition, financing and management of the company’s diverse portfolio of multifamily, hospitality, retail, office, and industrial properties. Mr. Lichtenstein has built a reputation for his ability to navigate the real estate industry, identify successful real estate opportunities, and time the markets. Mr. Lichtenstein was appointed by New York City Mayor Bill de Blasio to the NYC Economic Development Corporation’s Board of Directors. The NYCEDC is New York City’s primary economic development vehicle. Mr. Lichtenstein is on the Board of Governors of the Real Estate Board of New York, a Trustee of the Citizens Budget Commission, and is a Member of The Economic Club of New York and the Real Estate Roundtable, and Co - Chair of the Real Estate Capital Policy Advisory Committee. He is also a member of the Brookings Institution’s Economic Studies Council and a trustee of The Touro College and University System and sits on the Board Supervisory Committee for The New York Medical College. Mr. Lichtenstein is a founder of the Friendship House, an organization that provides housing for families of sick children and adults in the Greater New York City area.

Lightstone Executive Management Team 14 Mitchell Hochberg President Mitchell C. Hochberg is President of Lightstone. He has more than 30 years of experience in every facet of real estate development and operations, including the residential, hospitality, commercial, gaming and mixed - use sectors. He founded and for 20 years served as the President and Chief Executive Officer of Spectrum Communities, a premier residential developer in the northeastern United States. Thereafter, he served as President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States. He is currently a Principal in partnership with Marriott International and Ian Schrager Company in the rollout of Edition, a next - generation lifestyle boutique hotel concept. Mr. Hochberg currently serves on the Board of Directors of Belmond Ltd. (NYSE: BEL; formerly Orient - Express Hotels Ltd.), as Chairman of the Investment Committee and member of the Audit and Nominating and Governance Committees. Mr. Hochberg is an Attorney at Law and a Certified Public Accountant. He received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law. He graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Lightstone Executive Management Team 15 Donna Brandin Chief Financial Officer & Treasurer Donna Brandin is the Chief Financial Officer and Treasurer at Lightstone, where she brings over 25 years of experience in leading corporate finance operations. Prior to joining Lightstone, Ms. Brandin served as Executive Vice President and Chief Financial Officer of Equity Residential, the nation’s largest publicly traded apartment REIT. Earlier in her career, Ms. Brandin was senior vice president and treasurer of Cardinal Health, and has held leadership positions at Campbell’s Soup, Emerson Electric Company and Peabody Holding Company. Ms. Brandin is a certified public accountant and holds a Master’s degree in finance from St. Louis University and a Bachelor’s degree from Kutztown University.

Lightstone Executive Management Team 16 Joseph E. Teichman Executive Vice President & General Counsel Joseph E. Teichman is Executive Vice President and General Counsel at Lightstone, where he is responsible for overseeing and managing the legal affairs of the company and its operating entities. Mr. Teichman also contributes to the company’s overall strategy as a member of the company’s executive management team. Prior to joining The Lightstone Group in 2007, Mr. Teichman practiced law at Paul, Weiss, Rifkind, Wharton & Garrison LLP, in New York, focusing on corporate finance with an emphasis on leveraged transactions. Mr. Teichman holds a Juris Doctor from the University of Pennsylvania Law School and a bachelor’s degree from Beth Medrash Govoha . He is licensed to practice law in New York and New Jersey.

Lightstone Transition • February 10, 2017: Lightstone Group selected as new external advisor and property manager in effort to maximize value • Q2 2017: Completed transition of the advisory and property management services • July 20, 2017: Behringer Harvard Opportunity REIT II, Inc. renamed Lightstone Value Plus Real Estate Investment Trust V, Inc. • The board of directors extends the targeted liquidity timeline by six years to June 30, 2023 based on their assessment of investment objectives and liquidity options for stockholders . 17

Board of Directors • On September 18, 2017, the Company held its annual meeting of stockholders. At the annual meeting, stockholders elected seven directors: Andreas K . Bremer* Diane S. Detering - Paddison* Jeffrey F. Joseph* Jeffery P. Mayer* Cynthia Pharr Lee* Steven Spinola* David Lichtenstein 18 * Independent director

Operational Performance 19

History of the REIT V 20 • Fund raising began in January 2008 • Fund raising closed in March 2012 and raised $265.3 million • NAV as of 10/31/2016: $7.80/share • Lightstone Group was selected as new external advisor and property manager on 02/10/2017 • Leverage as of 06/30/2017: 44.7% • Cash balance as of 06/30/17: $64.9M

Lake of Margate 21 Occupancy % as of June 30 Effective Monthly Rent Per Unit ($) 2017 2016 2017 2016 95% 96% $1,305.40 $1,254.28 Property Name Lakes of Margate Location Margate, Florida Property Type Multifamiy Total Area 280 Units Date Acquisition 10/19/2011 Ownership 92.5% Debt Balance ($M) $14.1

Arbors Harbor Town 22 Occupancy % as of June 30 Effective Monthly Rent Per Unit ($) 2017 2016 2017 2016 94% 97% $1,231.39 $1,145.36 Property Name Arbors Harbor Town Location Memphis, Tennessee Property Type Multifamiy Total Area 345 Units Date Acquisition 12/20/2011 Ownership 94% Debt Balance ($M) $24.4

Parkside Apartment 23 Occupancy % as of June 30 Effective Monthly Rent Per Unit ($) 2017 2016 2017 2016 90% 88% $1,180.25 $1,094.63 Property Name Parkside Apartments Location Sugar Land. Texas Property Type Multifamiy Total Area 240 Units Date Acquisition 8/8/2013 Ownership 90% Debt Balance ($M)* $9.9 * Includes $0.2M of unamortized premium related to debt assumed at acquisition

River Club Student Housing 24 Occupancy % as of June 30 Effective Monthly Rent Per Bed ($) 2017 2016 2017 2016 92% 92% $409.50 $389.79 Property Name River Club and the Townhomes at River Club Location Athens, Georgia Property Type Student Housing Total Area 1,128 beds Date Acquisition 4/25/2011 Ownership 85% Debt Balance ($M) $23.7 2017 2016 2017 2016 92% 92% 409.50$ 389.79$ per bed Occupancy % as of June 30 Effective Monthly Rent per square foot/unit/bed ($)

22 Exchange Student Housing 25 Occupancy % as of June 30 Effective Monthly Rent Per Bed ($) 2017 2016 2017 2016 88% 88% $567.17 $575.72 Property Name 22 Exchange Location Akron, Ohio Property Type Student Housing Total Area 471 Beds Date Acquisition 4/16/2013 Ownership 90% Debt Balance ($M) $19.1

Gardens Medical Office Building 26 Occupancy % as of June 30 Effective Monthly Lease Per Square Foot ($) 2017 2016 2017 2016 75% 66% $2.09 $2.06 Property Name Gardens Medial Pavilion Location Palm Beach Gardens, Florida Property Type Medical Office Building Total Area 75,374 Square Foot Date Acquisition 10/20/2010 Ownership 82% Debt Balance ($M) $12.7

Prospect Park (The “Huron”) Mezz Loan 27 Property Name The Huron Location Denver, Colorado Property Type Multifamily Investment Mezzanine Loan Rate 11% Date Investment 5/23/2013 Carrying Value ($M) $14.7

Operational Performance 28 Q2 2017 Rental Revenue and Expenses Disposition of Lakewood Flats occurred on August 16, 2016

Operational Performance 29 YTD 2017 Rental Revenue and Expenses Disposition of Lakewood Flats occurred on August 16, 2016

Courtyard Kauai at Coconut Beach Sale 30

31 Courtyard Kauai at Coconut Beach Sale Kauai Sale • Sold Courtyard Kauai at Coconut Beach on August 15, 2017. • Contract sales price of $62.0 million. • Buyer assumed the existing outstanding mortgage indebtedness of $36.0 million. • Net proceeds from the disposition were approximately $ 27.0 million (after the payment of closing costs and expenses and pro rations and other working capital adjustments).

32 Courtyard Kauai at Coconut Beach Sale 1031 Exchange • Targeting to deploy Kauai sales proceeds through a 1031 exchange. • The REIT should be able to defer the recognition of taxable gain through the use of a Section 1031 like - kind exchange by acquiring replacement property valued at $ 62 million or higher. • If the REIT does not complete Section 1031 like - kind exchanges, a taxable gain on the sale is expected to be realized.

Amendment of Share Redemption Program 33

Amendment of Share Redemption Program • On August 9, 2017 the Board approved a new share redemption program effective July 1, 2018. • The a mended s hare r edemption p rogram will fundamentally change the way that we redeem shares : 34 ‒ Beginning July 1, 2018 all redemptions will be redeemed on the same terms regardless of the reason for the request. ‒ Our new share redemption program will continue to be subject to an annual 5% limitation on the number of shares redeemed as well as a $10 million annual funding limitation.

Investment Theme 35

Investment Theme * • With the Board’s election to extend the target timeline for liquidity for another six years to June 30, 2023, management is focused on a commitment to enhancing shareholders’ total return through: – Improving performance through more aggressive property management – Looking to grow investment portfolio primarily in investments that leverage existing operating platform – Reviewing investment parameters to focus on income producing assets to enable reinstatement of a stable distribution policy in the future – Focus on value accredence of assets to enhance NAV. 36 * There will be no assurances that we will successfully implement our investment theme.

Q&A • If you have any questions, please submit them to – investorservices@lightstonegroup.com – 888 - 808 - 7348 37

Playback Information • A dial - in playback will be available at 800 - 298 - 0807; use passcode 9536213# • Playbacks will be available until October 30, 2017 38